UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2024 (November 26, 2024)

SURGE COMPONENTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27688	11-2602030
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

95 East Jefryn Blvd., Deer Park, New York	11729
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 595-1818

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each Exchange on which registered.
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 26, 2024, the Company held its 2024 Annual Meeting of the Stockholders (the “2024 Annual Meeting”). The voting results were as listed below:

Proposal 1: Election of Directors

The votes to elect six directors to hold office until the 2025 Annual Meeting of Stockholders were as follows:

	For	Withhold
Ira Levy	2,906,975	299,714
Steven J. Lubman	2,906,975	299,714
Alan Plafker	2,906,975	299,714
Lawrence Chariton	2,905,759	300,930
Peter A. Levy	2,906,975	299,714
Gary M. Jacobs	2,901,674	305,015

Proposal 2: Ratification of the appointment of independent registered public accounting firm.

The vote, to ratify the appointment of Seligson & Giannattasio, LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2024, was as follows:

FOR	AGAINST	ABSTAIN
3,186,397	17,792	2,500

Proposal 3: To approve the Surge Components, Inc. 2024 Equity Incentive Plan.

The vote was as follows:

FOR	AGAINST	ABSTAIN
2,561,439	617,936	27,314

Proposal 4: To approve, on an advisory basis, of the executive compensation of the Company’s named executive officers as described in this proxy statement.

The vote was as follows:

FOR	AGAINST	ABSTAIN
2,864,112,	37,345	305,232

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 27, 2024

Surge Components, Inc.

/s/ Ira Levy
Ira Levy
Chief Executive Officer

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